Exhibit 10.2
PROMISSORY NOTE I

$22,500,000.00	Nashville, Tennessee August 7, 2006
     FOR VALUE RECEIVED, the undersigned DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company (the “Afton Oaks Borrower”), DIVERSICARE ASSISTED LIVING SERVICES NC I, LLC, a Delaware limited liability company (the “NC I Borrower”), DIVERSICARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company (the “NC II Borrower”), DIVERSICARE BRIARCLIFF, LLC, a Delaware limited liability company (the “Briarcliff Borrower”), DIVERSICARE CHISOLM, LLC, a Delaware limited liability company (the “Chisolm Borrower”), DIVERSICARE HARTFORD, LLC, a Delaware limited liability company (the “Hartford Borrower”), DIVERSICARE HILLCREST, LLC, a Delaware limited liability company (the “Hillcrest Borrower”), DIVERSICARE LAMPASAS, LLC, a Delaware limited liability company (the “Lampasas Borrower”), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company (the “Newport Borrower”), DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company (the “Windsor Borrower”), and DIVERSICARE YORKTOWN, LLC, a Delaware limited liability company (the “Yorktown Borrower”), having an address at c/o Advocat Inc., 1621 Galleria Blvd, Brentwood, TN 37027 (the Afton Oaks Borrower, the NC I Borrower, the NC II Borrower, the Briarcliff Borrower, the Chisolm Borrower, the Hartford Borrower, the Hillcrest Borrower, the Lampasas Borrower, the Newport Borrower, the Windsor Borrower and the Yorktown Borrower, collectively, the “Borrowers” and individually, a “Borrower”), hereby promises to pay to the order of CAPMARK FINANCE INC., a California corporation, formerly known as GMAC Commercial Mortgage Corporation, having an address at 200 Witmer Road, Horsham, Pennsylvania 19044-0809, together with its successors and assigns or, if this Note has then been endorsed “to bearer,” to the bearer of this Note (collectively the “Lender”), at Lender’s said address or at such other place or to such other person as may be designated in writing to Borrower by Lender, the principal sum of Twenty-Two Million Five Hundred Thousand and No/100 Dollars ($22,500,000.00) (the “Loan”), together with interest on the unpaid balance thereof at the rate hereinafter set forth.
     ON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:
     Section 1. Interest Rate.
     1.1 Initial Note Rate. Interest shall accrue on the outstanding principal balance of the Loan from and after the date hereof (“Closing Date”) at the rate of nine and sixteen /one hundredths percent (9.16%) per annum (“Initial Note Rate”). If the Loan is funded on a date other than the fifteenth (15th) day of a calendar month, Borrowers shall pay to Lender at the time of funding of the Loan an interest payment calculated by multiplying (i) (x) if the Closing Date is prior to the fifteenth (15th) day of a calendar month, the number of days from and including the Closing Date to (but excluding) the fifteenth (15th) day of the current month or (y) if the Closing Date is after the fifteenth (15th) day of the month, the number of days from and including the Closing Date to (but excluding) the fifteenth (15th) day of the next calendar monthly by (ii) the Initial Note Rate calculated based on a 360 day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated.
     1.2 Calculation Basis; Interest Accrual Period. Interest on the outstanding principal balance of the Loan shall be calculated utilizing a 360 day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated. Except as otherwise set forth in the Section 1.1 above, interest shall accrue, with respect to any Payment Date, from the period beginning on the fifteenth (15th) day of the month prior to such Payment Date, through and including the fourteenth (14th) day of the month of such Payment Date (each an “Interest Accrual Period”). By way of example, for a Payment Date of February 9, the Interest Accrual Period would run from January 15 through and including February 14.
     1.3 Default Interest Rate. If Borrowers fail to make any payment of principal, interest or fees on the date on which such payment becomes due and payable whether at maturity or by acceleration, or if an Event of Default exists, the Note Rate then payable on the Loan shall immediately increase to the lesser of (a) the then applicable Note Rate plus five hundred (500) basis points or (b) the maximum rate permitted by applicable law (the “Default Rate”) and shall continue to accrue at the Default Rate until full payment is received or such Event of Default is waived in writing by Lender. Interest at the Default Rate shall also accrue on any judgment obtained by Lender in connection with collection of the Loan or enforcement of any obligations due under the Loan Documents until such judgment is paid in full.
     1.4 Note Rate and Note Rate Adjustment Dates. The “Note Rate” shall mean an interest rate which is the average of London Interbank Offered Rates (“LIBOR”), in U.S. dollar deposits, for a term of one month determined solely by Lender on each Note Rate Adjustment Date (defined below) plus three and three-quarters of one percent (3.75%) (“Margin”). On each Note Rate Adjustment Date, Lender will obtain the close-of-business LIBOR from “Page 3750” on the Telerate Service (or such other page as may replace Page 3750 on that service) on the Note Rate Adjustment Date. If Telerate Service ceases publication or ceases to publish LIBOR, Lender shall select a comparable publication to determine the LIBOR and provide notice thereof to Borrowers. LIBOR may or may not be the lowest rate based upon the market for U.S. dollar deposits in the London Interbank Eurodollar Market at which Lender prices loans on the date on which LIBOR is determined by Lender as set forth above. Adjustments to the Note Rate in connection with changes in LIBOR shall be made two (2) Business Days prior to the beginning of any Interest Accrual Period (each “Note Rate Adjustment Date”) except than the Initial Note Rate shall be determined two (2) Business Days prior to the Closing Date.
     1.5 Adjustments due to Calculation Errors. This Note shall bear interest at the Initial Note Rate and Note Rate as determined in accordance with the provisions hereof; provided, however, that, if Lender at any time determines, in the sole but reasonable exercise of its discretion that it has miscalculated the amount of the monthly payment of principal and/or interest (whether because of a miscalculation of the Initial Note Rate, the Note Rate or otherwise), Lender shall give notice to Borrowers of the corrected amount of such monthly payment (and the corrected amount of the Note Rate, if applicable) and (a) if the corrected amount of such monthly payment represents an increase thereof, Borrowers shall, within ten (10) calendar days after the date of such notice, pay to Lender any sums that Borrowers would have otherwise been obligated under this Note to pay to Lender had the amount of such monthly payment not been miscalculated or (b) if the corrected amount of such monthly payment represents a decrease thereof, and Borrowers are not otherwise in breach or default under any of the terms and provisions of the Note, the Loan Agreement of even date herewith by and between Borrowers and Lender (the “Loan Agreement”) or any of the other Loan Documents, Borrowers shall, within ten (10) calendar days thereafter be paid the sums that Borrowers would not have otherwise been obligated to pay to Lender had the amount of such monthly payment not been miscalculated.
     1.6 LIBOR Unascertainable. Lender’s obligation to maintain interest based on LIBOR shall be suspended and the Note Rate shall be based on the Interest Rate Index (plus Margin) upon Lender’s determination, in good faith, that adequate and reasonable means do not exist for ascertaining LIBOR or that a contingency has occurred which materially and adversely affects the London Interbank Eurodollar Market at which Lender prices loans (which determination by Lender shall be conclusive and binding on Borrowers in the absence of manifest error). Computation of the Note Rate based on the Interest Rate Index shall continue until Lender determines that the circumstances giving rise to Lender’s substitution of the Interest Rate Index for LIBOR no longer exists and Lender shall promptly notify Borrowers of such determination. For purposes hereof “Interest Rate Index” shall mean the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board forty-five (45) days prior to each Note Rate Adjustment Date.
     1.7 Adjustment for Impositions on Loan Payments. All payments made by Borrowers under this Note and the other Loan Documents (described in Section 8.1.1 below) shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, and all liabilities with respect thereto, now or hereafter imposed, levied, collected, withheld or assessed against Borrowers and/or the Loan by any governmental authority (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions, withholdings and liabilities, collectively, “Applicable Taxes”). If Borrowers shall be required by law to deduct any Applicable Taxes from or in respect of any sum payable hereunder to Lender, the following shall apply: (i) Borrowers shall make all such required deductions and shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (ii) the sum payable to Lender shall be increased in an amount determined by Lender in its sole discretion, as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.7), Lender receives an amount equal to the sum Lender would have received had no such deductions been made. Payments made pursuant to this Section 1.7 shall be made within ten (10) Business Days after Lender makes written demand therefore.
     1.8 Increased Costs of Maintaining Interest. Borrowers shall pay to Lender all Funding Losses incurred from time to time by Lender upon demand. Lender shall deliver to Borrower a statement for any such sums to which Lender is entitled to receive pursuant to this Section 1.8, which statement shall be binding and conclusive absent manifest error. Payment of Funding Losses hereunder shall be in addition to any obligation to pay any other fee in circumstances where such fee(s) would be due and owing under the Loan Documents. For purposes hereof, “Funding

Losses” shall mean the reduction of any amounts received or receivable from Borrowers, in either case, due to the introduction of, or any change in, law or applicable regulation or treaty (including the administration or interpretation thereof), whether or not having the force of law, or due to the compliance by Lender with any directive, whether or not having the force of law, or request from any central bank or domestic or foreign governmental authority.
     1.9 Acceleration. Notwithstanding anything to the contrary contained herein, if Borrowers are prohibited by law from paying any amount due to Lender under Section 1.7 or Section 1.8 hereof, Lender may elect to declare the unpaid principal balance of the Loan, together with all unpaid interest accrued thereon and any other amounts due hereunder, due and payable within one hundred twenty (120) days of Lender’s written notice to Borrowers and no Exit Fee (defined in Section 5 below) shall be due in such event. Lender’s delay or failure in accelerating the Loan upon the discovery or occurrence of an event under Section 1.7 or Section 1.8 shall not be deemed a waiver or estoppel against the exercise of such right.
     Section 2. Note Payments and Prepayment Rights.
     2.1 Payment Dates. Commencing on the ninth (9th) of September, 2006 and continuing on the ninth (9th) day of each successive month thereafter, provided that, if the ninth (9th) day of any month is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day (each being a “Payment Date”), through and including the Payment Date immediately prior to the Maturity Date, Borrowers shall pay (x) consecutive monthly payments of (i) principal in an amount necessary to fully amortize the original Loan principal balance of the Loan over a twenty-five (25) year amortization period where each month is deemed to consist of thirty (30) days and (ii) interest at the Note Rate (determined as of the immediately preceding Note Rate Adjustment Date) based on principal outstanding during the Interest Accrual Period in which the applicable Payment Date occurs and (y) any amounts due under the Loan Documents.
     2.2 Prepayments. Borrowers have the right to prepay all or any part of the Loan prior to the Maturity Date except as otherwise provided below. Borrowers may only prepay the Loan in whole or in part (provided each such partial prepayment is in an amount not less than the sum of $100,000.00) on any Payment Date following the date that is twelve (12) months after the Closing Date so long as each of the following conditions are satisfied:
(A)	Borrowers provide written notice to Lender of their intent to prepay not more than sixty (60) days and not less than thirty (30) days prior to the intended prepayment date.

(B)	Borrowers pay with such prepayment all accrued interest through the end of the current Interest Accrual Period and all other outstanding amounts then due and unpaid under the Loan Agreement and the other Loan Documents.

(C)	Borrowers pay with such prepayment the Exit Fee except as otherwise set forth in Section 5.

(D)	Borrowers pay with such prepayment all costs and expenses incurred by Lender in connection with such prepayment and any other costs and expenses due and payable by Borrowers under the Loan Documents.
(E)	No Event of Default exists as of the date Borrowers delivers notice of intent to prepay and as of the date such prepayment is made.
     Section 3. Application of Payments. Payments made by Borrowers on account hereof shall be applied, first, toward any Late Fees (defined in Section 8.3 below) or other fees and charges due hereunder, second, toward payment of any interest due at the Default Rate, third, toward payment of any interest due at the then applicable Note Rate set forth in Section 1.4 above, and fourth, toward payment of principal. Notwithstanding the foregoing, if any advances made by Lender under the terms of any instruments securing this Note have not been repaid, any payments made may, at the option of Lender, be applied, first, to repay such advances and interest thereon, with the balance, if any, applied as set forth in the preceding sentence.
     Section 4. Maturity Date. Anything in this Note to the contrary notwithstanding, the entire unpaid balance of the principal amount hereof and all interest accrued thereon through the end of the current Interest Accrual Period and including interest accruing at the Default Rate, to and including the Maturity Date (as defined below) together with all fees, costs and amounts due and payable under the Loan Documents shall, unless sooner paid, and except to the extent that payment thereof is sooner accelerated, be and become due and payable on August 9, 2011 (the “Maturity Date”); provided that if the ninth (9th) day of that month is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day.
     Section 5. Exit Fee. As consideration of Lender’s making of the Loan to Borrowers, Borrowers agree to pay a deferred financing fee (“Exit Fee”) to Lender in an amount equal to one percent (1%) of the unpaid principal amount of the Loan. Although the Exit Fee is earned in full on the date hereof, Lender hereby agrees to defer payment of the Exit Fee until the earlier of (a) the date when full repayment of the Loan occurs, (b) the Maturity Date, or (c) the date on which the Loan has been accelerated following an Event of Default. Notwithstanding the sale or transfer of the Loan by Capmark Finance Inc., in whole or in part, to a successor lender, unless Capmark Finance Inc. has transferred its interest in the Exit Fee to its successors or assigns as Lender, the Exit Fee shall be payable to Capmark Finance Inc. Notwithstanding the foregoing, if Borrowers refinance this Loan with the proceeds of a loan funded by, or arranged for Borrowers by, Capmark Finance Inc. for which Capmark Finance Inc. receives a contractually agreed upon sum, then no Exit Fee shall be due. Borrower acknowledges that Capmark Finance Inc. has no obligation to make such loan.
     Section 6. Delivery of Payments. All payments due to Lender under the Loan Documents are to be paid in immediately available funds to Lender at Lender’s office located at 200 Witmer Road, P.O. Box 809, Horsham, Pennsylvania 19044, Attn: Servicing — Accounting Manager, or at such other place as Lender may designate to Borrowers in writing from time to time. All amounts due under the Loan Documents shall be paid without setoff, counterclaim or any other deduction whatsoever. No payment due under this Note or any of the other Loan Documents shall be deemed paid to Lender until received by Lender at its designated office on a Business Day prior to 2:00 p.m. Eastern Standard Time. Any payment received after the time established by the preceding sentence shall be deemed to have been paid on the immediately following Business Day.

Each payment that is paid to Lender within ten (10) days prior to the date on which such payment is due, and prior to its scheduled Payment Date, shall not be deemed a prepayment. If any payment received by Lender is deemed by a court of competent jurisdiction to be a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, and is required to be returned by Lender, then the obligation to make such payment shall be reinstated, notwithstanding that the Note may have been marked satisfied and returned to Borrowers or otherwise canceled, and such payment shall be immediately due and payable upon demand.
     Section 7. Security.
     The debt evidenced by this Note is to be secured by, among other things, (a) a Deed of Trust and Security Agreement and/or Mortgage and Security Agreement (collectively, the “Mortgage”) of even date herewith by and between each Borrower (except the Carolina Beach Borrower, the Lampasas Borrower and the Yorktown Borrower) for the benefit of Lender, and intended to be recorded in the office of the land records of the County and State where each Facility is located, more particularly described on Schedule I attached hereto, covering certain real property which is described in Exhibit “A” to the Mortgage, (b) a Guaranty Agreement of even date herewith (the “Guaranty Agreement”), given by Advocat Inc. (the “Guarantor”), for the benefit of Lender, and (c) a Cross-Collateralization, Cross-Default and Mortgage Modification Agreement (the “Cross-Collateralization Agreement”) of even date herewith by and between each Borrower for the benefit of Lender, and intended to be recorded in the office of the land records of the County and State where each Facility is located.
     Section 8. Default.
     8.1 Events of Default. Anything in this Note to the contrary notwithstanding, on the occurrence of any of the following events (each of which is referred to herein, together with each of the Events of Default defined and described in the Loan Agreement and the Mortgage as an “Event of Default”), Lender may, in the exercise of its sole and absolute discretion, accelerate the debt evidenced by this Note, in which event the entire outstanding principal balance and all interest and fees accrued thereon shall immediately be and become due and payable without further notice:
     8.1.1 Failure to Pay or Perform. If (a) any payment of principal and interest is not paid in full on or before the Payment Date on which such payment is due or if the Exit Fee is not paid in full when required, (b) if unpaid principal, accrued but unpaid interest and all other amounts outstanding under the Loan Documents (defined below) are not paid in full on or before the Maturity Date or (c) there exists an uncured default under any other document or instrument evidencing or securing the Loan (collectively, the “Loan Documents”) which has been executed by Borrowers and/or Guarantor or Manager, and such default is not cured within the grace or cure period, if any, provided in any of such Loan Documents.
     8.1.2 Bankruptcy.
          (a) If any Borrower, Guarantor or Manager (i) applies for or consents to the appointment of a receiver, trustee or liquidator of any Borrower, Guarantor or Manager, as the case may be, or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, or admits in writing its inability to pay its debts as they come due, (iii) makes an assignment for the benefit of creditors, (iv) files a petition or an answer seeking a reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, (v) performs any other act of bankruptcy, or (vi) files an answer admitting the material allegations of a petition filed against any Borrower, Guarantor or Manager in any bankruptcy, reorganization or insolvency proceeding; or
          (b) if (i) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating any Borrower, Guarantor or Manager a bankrupt or an insolvent, or approving a receiver, trustee or liquidator of any Borrower, Guarantor or Manager or of all or a substantial part of its assets, or (ii) there otherwise commences with respect to any Borrower, Guarantor or Manager or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or like law or statute, and if such order, judgment, decree or proceeding continues unstayed for any period of sixty (60) consecutive days after the expiration of any stay thereof.
     8.1.3 Judgments. If any judgment for the payment of money in excess of $25,000.00 hereafter awarded against any Borrower or a judgment in excess of $100,000 hereafter awarded against Guarantor or Manager, by any court of competent jurisdiction remains unsatisfied or otherwise in force and effect for a period of thirty (30) days after the date of such award, unless such judgment is either (i) fully covered by collectible insurance and such insurer has within such period acknowledged such coverage in writing, or (ii) although not fully covered by insurance, enforcement of such judgment has been effectively stayed, such judgment is being contested or appealed by appropriate proceedings and Borrower, Guarantor or Manager, as the case may be, has established reserves adequate for payment in the event such Person is ultimately unsuccessful in such contest or appeal and evidence thereof is provided to Lender.
     8.1.4 Cross Collateralization and Cross Default. If an Event of Default occurs under that certain Note II Loan (as defined in the Loan Agreement) in the principal sum of $8,125,000 executed by the Borrowers and payable to the Lender of even date herewith, which is not cured within the grace or cure period, if any, therein provided.
     8.2 No Impairment of Rights. Nothing in this Section shall be deemed in any way to alter or impair any right which Lender has under this Note or the Mortgage, or any other Loan Documents, or at law or in equity, to accelerate such debt on the occurrence of any other Event of Default provided herein or therein, whether or not relating to this Note.
     8.3 Late Fees. Without limiting the generality of the foregoing provisions of this Section, if any payment due on a Payment Date is not received in full on or before the Payment Date, Borrowers shall pay to Lender, immediately and without demand, a late payment charge, for each month during which such payment delinquency exists, equal to the lesser of (a) five percent (5%) of such amount or (b) the maximum amount permitted by applicable law (“Late Fees”) to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of use of such delinquent payment.
     8.4 Intentionally deleted.
     Section 9. Costs of Enforcement. Borrowers shall pay to Lender on demand the amount of any and all expenses incurred by Lender (a) in enforcing its rights hereunder or under the Mortgage and/or the Loan Documents, (b) as the result of the occurrence of an Event of Default by Borrowers in performing their obligations under this Note, including but not limited to the expense of collecting any amount owed hereunder, and of any and all attorneys’ fees incurred by Lender in connection with such default, whether suit be brought or not, and (c) in protecting the security for the Loan and Borrowers’ obligations under the Loan Documents. Such expenses shall be added to the principal amount hereof, shall be secured by the Mortgage and shall accrue interest at the Default Rate.
     Section 10. Borrowers’ Waiver of Certain Rights. Borrowers and any endorser, guarantor or surety hereby waives the exercise of any and all exemption rights which they hold at law or in equity with respect to the debt evidenced by this Note, and of any and all rights which it holds at law or in equity to require any valuation, appraisal or marshalling, or to have or receive any presentment, protest, demand and notice of dishonor, protest, demand and nonpayment as a condition to Lender’s exercise of any of its rights under this Note or the Loan Documents.
     Section 11. Extensions. The Maturity Date and/or any other date by which any payment is required to be made hereunder may be extended by Lender, in writing, from time to time in the exercise of its sole discretion, without in any way altering or impairing Borrowers’ or Guarantor’s liability hereunder.
     Section 12. General.
     12.1 Applicable Law. This Note shall be given effect and construed by application of the laws of the State of Alabama (without regard to the principles thereof governing conflicts of laws), and any action or proceeding arising hereunder, and each of Lender and Borrowers submit (and waives all rights to object) to non-exclusive personal jurisdiction in the State of Alabama, for the enforcement of any and all obligations under the Loan Documents except that if any such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Northern District of Alabama or any successor federal court having original jurisdiction.
     12.2 Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.
     12.3 Construction. As used herein, (a) the term “person” means a natural person, a trustee, a corporation, a limited liability company, a partnership and any other form of legal entity, and (b) all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Note.
     12.4 Severability. No determination by any court, governmental body or otherwise that any provision of this Note or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

     12.5 No Waiver. Lender shall not be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing. No delay or omission by Lender in exercising any such right (and no allowance by Lender to Borrower of an opportunity to cure a default in performing its obligations hereunder) shall be deemed a waiver of its future exercise. No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Further, acceptance by Lender of all or any portion of any sum payable under, or partial performance of any covenant of, this Note, the Mortgage or any of the other Loan Documents, whether before, on, or after the due date of such payment or performance, shall not be a waiver of Lender’s right either to require prompt and full payment and performance when due of all other sums payable or obligations due thereunder or hereunder or to exercise any of Lender’s rights and remedies hereunder or thereunder.
     12.6 Waiver of Jury Trial; Service of Process; Court Costs. BORROWERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWERS AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWERS, UPON CONSULTATION WITH COUNSEL OF BORROWERS’ CHOICE, AND BORROWERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWERS FURTHER REPRESENT AND WARRANT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWERS HEREBY IRREVOCABLY DESIGNATES NATIONAL REGISTERED AGENTS, INC., AND HIS/HER SUCCESSORS IN OFFICE, AS THE TRUE AND LAWFUL ATTORNEY OF BORROWERS FOR THE PURPOSE OF RECEIVING SERVICE OF ALL LEGAL NOTICES AND PROCESS ISSUED BY ANY COURT IN THE STATE OF ALABAMA AS WELL AS SERVICE OF ALL PLEADINGS AND OTHER DOCUMENTS RELATED TO ANY LEGAL PROCEEDING OR ACTION ARISING OUT OF THIS NOTE. BORROWERS AGREE THAT SERVICE UPON SAID NATIONAL REGISTERED AGENTS, INC. SHALL BE VALID REGARDLESS OF BORROWERS’ WHEREABOUTS AT THE TIME OF SUCH SERVICE AND REGARDLESS OF WHETHER BORROWERS RECEIVE A COPY OF SUCH SERVICE, PROVIDED THAT LENDER SHALL HAVE MAILED A COPY TO BORROWERS IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREIN. BORROWERS AGREE TO PAY ALL COURT COSTS AND REASONABLE ATTORNEY’S FEES INCURRED BY LENDER IN CONNECTION WITH ENFORCING ANY PROVISION OF THIS NOTE. NOTWITHSTANDING THE FOREGOING, LENDER AGREES TO USE REASONABLE EFFORTS TO PROVIDE BORROWERS WITH NOTICE OF THE FILING OF ANY LAWSUIT BY LENDER AGAINST BORROWERS.

     12.7 Offset. Upon the occurrence of an Event of Default, Lender may set-off against any principal and interest owing hereunder, any and all credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, or held by, or in the possession of, Lender, to the credit of or for the account of Borrowers, without notice to or consent of Borrowers or Guarantor.
     12.8 Non-Exclusivity of Rights and Remedies. None of the rights and remedies herein conferred upon or reserved to Lender is intended to be exclusive of any other right or remedy contained herein or in any of the other Loan Documents and each and every such right and remedy shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary or desirable by Lender.
     12.9 Incorporation by Reference. All of the agreements, conditions, covenants and provisions contained in each of the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. Borrowers covenants and agrees to keep and perform, or cause to be kept and performed, all such agreements, conditions, covenants and provisions strictly in accordance with their terms.
     12.10 Joint and Several Liability. If Borrowers consist of more than one person and/or entity, each such person and/or entity agrees that its liability hereunder is joint and several.
     12.11 Business Purpose. Borrowers represent and warrant that the Loan evidenced by this Note is being obtained solely for the purpose of acquiring or carrying on a business, professional or commercial activity and is not for personal, agricultural, family or household purposes.
     12.12 Interest Limitation. Notwithstanding anything to the contrary contained herein or in the Mortgage or in any other of the Loan Documents, the effective rate of interest on the obligation evidenced by this Note shall not exceed the lawful maximum rate of interest permitted to be paid. Without limiting the generality of the foregoing, in the event that the interest charged hereunder results in an effective rate of interest higher than that lawfully permitted to be paid, then such charges shall be reduced by the sum sufficient to result in an effective rate of interest permitted and any amount which would exceed the highest lawful rate already received and held by Lender shall be applied to a reduction of principal and not to the payment of interest. Borrowers agree that for the purpose of determining highest rate permitted by law, any non-principal payment (including, without limitation, Late Fees and other fees) shall be deemed, to the extent permitted by law, to be an expense, fee or premium rather than interest.
     12.13 Modification. This Note may be modified, amended, discharged or waived only by an agreement in writing signed by the party against whom enforcement of such modification, amendment, discharge or waiver is sought.
     12.14 Time of the Essence. Time is strictly of the essence of this Note.
     12.15 Negotiable Instrument. Borrowers agree that this Note shall be deemed a negotiable instrument, even though this Note may not otherwise qualify, under applicable law, absent this paragraph, as a negotiable instrument.

     12.16 Interest Rate After Judgment. If judgment is entered against Borrowers on this Note, the amount of the judgment entered (which may include principal, interest, fees, Late Fees and costs) shall bear interest at the Default Rate, to be determined on the date of the entry of the judgment.
     12.17 Relationship. Borrowers and Lender intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Note or in any of the other Loan Documents shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between Borrowers and Lender.
     12.18 Waiver of Automatic Stay. BORROWERS HEREBY AGREE THAT, IN CONSIDERATION OF LENDER’S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IN THE EVENT THAT BORROWERS SHALL (A) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED (THE “BANKRUPTCY CODE”), OR SIMILAR LAW OR STATUTE; (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE; (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS; (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR; OR (E) BE THE SUBJECT OF AN ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST ANY BORROWER FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, TO THE EXTENT PERMITTED BY APPLICABLE LAW AND SUBJECT TO COURT APPROVAL, LENDER SHALL THEREUPON BE ENTITLED, AND BORROWERS HEREBY IRREVOCABLY CONSENT TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO, RELIEF FROM ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER AS PROVIDED IN THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND BORROWERS HEREBY IRREVOCABLY WAIVE THEIR RIGHTS TO OBJECT TO SUCH RELIEF.
     12.19 Intentionally Deleted.
     12.20 “Business Day”. Any reference to the term Business Day in this Note shall mean any day other than a Saturday, a Sunday, or days when Federal Banks located in the State of New

York or Commonwealth of Pennsylvania are closed for a legal holiday or by government directive. When used with respect to the Note Rate Adjustment Date, “Business Day” shall mean a day upon which United States dollar deposits may be dealt in on the London and New York City interbank markets and commercial banks and foreign exchange markets are open in London and New York City.
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     IN WITNESS WHEREOF, Borrowers have executed and sealed this Note or caused it to be executed and sealed on its behalf by its duly authorized representatives, the day and year first above written, and the obligations under this Note shall be binding upon Borrower’s successors and assigns.

BORROWERS:

DIVERSICARE AFTON OAKS, LLC,
a Delaware limited liability company

By:	Diversicare Leasing Corp., a Tennessee
corporation, its sole member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES
NC I, LLC, a Delaware limited liability company

By: Diversicare Assisted Living Services NC, LLC
Its: Sole Member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
Chief Financial Officer

DIVERSICARE ASSISTED LIVING SERVICES
NC II, LLC, a Delaware limited liability company

By: Diversicare Assisted Living Services NC, LLC
Its: Sole Member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
Chief Financial Officer

DIVERSICARE BRIARCLIFF, LLC, a
Delaware limited liability company

By:	Diversicare Leasing Corp., a Tennessee
corporation, its sole member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE CHISOLM, LLC, a
Delaware limited liability company

By:	Diversicare Leasing Corp., a Tennessee
corporation, its sole member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE HARTFORD, LLC, a
Delaware limited liability company

By:	Diversicare Leasing Corp., a Tennessee
corporation, its sole member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE HILLCREST, LLC, a
Delaware limited liability company

By:	Diversicare Leasing Corp., a Tennessee
corporation, its sole member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE LAMPASAS, LLC, a
Delaware limited liability company

By:	Diversicare Leasing Corp., a Tennessee
corporation, its sole member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE PINEDALE, LLC, a
Delaware limited liability company

By:	Diversicare Leasing Corp., a Tennessee
corporation, its sole member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE WINDSOR HOUSE, LLC, a
Delaware limited liability company

By:	Diversicare Leasing Corp., a Tennessee
corporation, its sole member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
its Chief Financial Officer

DIVERSICARE YORKTOWN, LLC, a
Delaware limited liability company

By:	Diversicare Leasing Corp., a Tennessee
corporation, its sole member

By:	/s/ Glynn Riddle
L. Glynn Riddle,
its Chief Financial Officer

ACKNOWLEDGED BY GUARANTOR THIS
7th DAY OF AUGUST, 2006:
ADVOCAT INC., a Delaware corporation

By:	/s/ Glynn Riddle	(SEAL)

Name: Glynn Riddle
Title: Chief Financial Officer